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                                                                      Exhibit 99

Exhibit 99.  Additional Exhibits.



  Form 11-K Annual Report to The Rouse Company Savings Plan for the year ended December 31, 1994.
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 11-K



[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the fiscal year ended December 31, 1994 or

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the transition period from ___________ to ____________


                       Commission File Number   0-1743
                                               ----------


A.   Full title of the plan and address of the plan:

               The Rouse Company Savings Plan
               c/o Personnel Division
               The Rouse Company Building
               10275 Little Patuxent Parkway
               Columbia, Maryland 21044

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive offices:

               The Rouse Company
               The Rouse Company Building
               10275 Little Patuxent Parkway
               Columbia, Maryland 21044
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                              REQUIRED INFORMATION

          Since The Rouse Company Savings Plan (the "Plan") is subject to the Employee Retirement Income Security Act of 1974, the Plan financial statements for the fiscal year ending December 31, 1994 will be filed on or before July 1, 1995.



                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the Plan) have duly caused this annual report to be signed by the undersigned hereunto duly authorized.


                              THE ROUSE COMPANY SAVINGS PLAN
                              ------------------------------



Date:  March 31, 1995         By  /s/ William D. Boden
       --------------            --------------------------------
                                 William D. Boden, Administrator

                              and


Date:  March 31, 1995         By  /s/ George L. Yungmann
       --------------            --------------------------------
                                 George L. Yungmann, Trustee